!ANGE IN TERMS AGREEME .

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$200,000.00	05-07-2008	05-07-2017	72646	408	0000011902-01	MJB	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: MK AUTOMOTIVE, INC.
5833 TOPICANA AVENUE
LAS VEGAS, NV 89103

Lender: FIRST CHOICE BANK
1900 WEST STATE STREET
GENEVA, IL 60134

Principal Amount: $200,000.00 **Date of Agreement: May 26, 2009**

DESCRIPTION OF EXISTING INDEBTEDNESS. PROMISSORY NOTE DATED MAY 7, 2007 IN THE ORIGINAL AMOUNT OF $200,000.00 BY AND BETWEEN BORROWER AND LENDER.

DESCRIPTION OF COLLATERAL. ALL COMMERCIAL SECURITY AGREEMENTS BY AND BETWEEN BORROWER AND LENDER, ALL ASSIGNMENTS OF DEPOSIT ACCOUNT AGREEMENTS BY AND BETWEEN BORROWER AND LENDER, A DEED OF TRUST AND ASSIGNMENT OF RENTS ON THE PROPERTY COMMONLY KNOWN AS 5833 W. TROPICANA, LAS VEGAS, NEVADA.

DESCRIPTION OF CHANGE IN TERMS. INTEREST ONLY PAYMENTS WILL EXTEND UNTIL OCTOBER 7, 2009, AND PAYMENTS WILL CHANGE AS DESCRIBED IN THE FOLLOWING PAYMENT PARAGRAPH:.

PAYMENT. Borrower will pay this loan in accordance with the following payment schedule, which calculates interest on the unpaid principal balances as described in the "INTEREST CALCULATION METHOD" paragraph using the interest rates described in this paragraph: 6 monthly consecutive interest payments, beginning May 7, 2009, with interest calculated on the unpaid principal balances using an interest rate of 7.500%; 54 monthly consecutive principal and interest payments in the initial amount of $2,899.25 each, beginning November 7, 2009, with interest calculated on the unpaid principal balances using an interest rate of 7.500%; 36 monthly consecutive principal and interest payments in the initial amount of $2,773.51 each, beginning May 7, 2014, with interest calculated on the unpaid principal balances using an interest rate based on the Five Year United States Treasury Note rate as posted on the Federal Reserve Statistical Release H.15 (currently 1.890%), plus a margin of 2.750 percentage points, resulting in an initial interest rate of 4.640%; and one principal and interest payment of $2,773.47 on May 7, 2017, with interest calculated on the unpaid principal balances using an interest rate based on the Five Year United States Treasury Note rate as posted on the Federal Reserve Statistical Release H.15 (currently 1.890%), plus a margin of 2.750 percentage points, resulting in an initial interest rate of 4.640%. This estimated final payment is based on the assumption that all payments will be made exactly as scheduled and that the Index does not change; the actual final payment will be for all principal and accrued interest not yet paid, together with any other unpaid amounts on this loan.

VARIABLE INTEREST RATE. The interest rate on this loan is subject to change from time to time based on changes in an independent index which is the Five Year United States Treasury Note rate as posted on the Federal Reserve Statistical Release H.15 (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each 5 years on the anniversary date of the loan. Borrower understands that Lender may make loans based on other rates as well. **The Index currently is 1.890% per annum.** The interest rate or rates to be applied to the unpaid principal balance during this loan will be the rate or rates set forth herein in the "Payment" section. Notwithstanding any other provision of this Agreement, after the first payment stream, the interest rate for each subsequent payment stream will be effective as of the last payment date of the just-ending payment stream. NOTICE: Under no circumstances will the interest rate on this loan be more than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (A) increase Borrower's payments to ensure Borrower's loan will pay off by its original final maturity date, (B) increase Borrower's payments to cover accruing interest, (C) increase the number of Borrower's payments, and (D) continue Borrower's payments at the same amount and increase Borrower's final payment.

INTEREST CALCULATION METHOD. Interest on this loan is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this loan is computed using this method.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

MK AUTOMOTIVE, INC.

By: ______________________________
MICHAEL R MURPHY, President of MK AUTOMOTIVE, INC.

By: ______________________________
TRACY MAURSTAD, Secretary/Treasurer of MK AUTOMOTIVE, INC.

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$200,000.00	05-07-2008	05-07-2017	72646	408	0000011902-01	MJB	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "****" has been omitted due to text length limitations.

Borrower: MK AUTOMOTIVE, INC.
5833 TOPICANA AVENUE
LAS VEGAS, NV 89103

Lender: FIRST CHOICE BANK
1900 WEST STATE STREET
GENEVA, IL 60134

Principal Amount: $200,000.00 **Date of Agreement: December 29, 2008**

DESCRIPTION OF EXISTING INDEBTEDNESS. PROMISSORY NOTE DATED MAY 7, 2007 IN THE ORIGINAL AMOUNT OF $200,000.00 BY AND BETWEEN BORROWER AND LENDER.

DESCRIPTION OF COLLATERAL. ALL COMMERCIAL SECURITY AGREEMENTS BY AND BETWEEN BORROWER AND LENDER, ALL ASSIGNMENTS OF DEPOSIT ACCOUNT AGREEMENTS BY AND BETWEEN BORROWER AND LENDER, A DEED OF TRUST AND ASSIGNMENT OF RENTS ON THE PROPERTY COMMONLY KNOWN AS 5833 W. TROPICANA, LAS VEGAS, NEVADA.

DESCRIPTION OF CHANGE IN TERMS. INTEREST ONLY PAYMENTS WILL EXTEND UNTIL APRIL 7, 2009, AND PAYMENTS WILL CHANGE AS DESCRIBED IN THE FOLLOWING PAYMENT PARAGRAPH:.

PAYMENT. Borrower will pay this loan in accordance with the following payment schedule, which calculates interest on the unpaid principal balances as described in the "INTEREST CALCULATION METHOD" paragraph using the interest rates described in this paragraph: 4 monthly consecutive interest payments, beginning January 7, 2009, with interest calculated on the unpaid principal balances using an interest rate of 7.500%; 60 monthly consecutive principal and interest payments in the initial amount of $2,767.03 each, beginning May 7, 2009, with interest calculated on the unpaid principal balances using an interest rate of 7.500%; 36 monthly consecutive principal and interest payments in the initial amount of $2,675.67 each, beginning May 7, 2014, with interest calculated on the unpaid principal balances using an interest rate based on the Five Year United States Treasury Note rate as posted on the Federal Reserve Statistical Release H.15 (currently 2.580%), plus a margin of 2.750 percentage points, resulting in an initial interest rate of 5.330%; and one principal and interest payment of $2,675.51 on May 7, 2017, with interest calculated on the unpaid principal balances using an interest rate based on the Five Year United States Treasury Note rate as posted on the Federal Reserve Statistical Release H.15 (currently 2.580%), plus a margin of 2.750 percentage points, resulting in an initial interest rate of 5.330%. This estimated final payment is based on the assumption that all payments will be made exactly as scheduled and that the Index does not change; the actual final payment will be for all principal and accrued interest not yet paid, together with any other unpaid amounts on this loan.

VARIABLE INTEREST RATE. The interest rate on this loan is subject to change from time to time based on changes in an independent index which is the Five Year United States Treasury Note rate as posted on the Federal Reserve Statistical Release H.15 (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each 5 years on the anniversary date of the loan. Borrower understands that Lender may make loans based on other rates as well. **The Index currently is 2.580% per annum.** The interest rate or rates to be applied to the unpaid principal balance during this loan will be the rate or rates set forth herein in the "Payment" section. Notwithstanding any other provision of this Agreement, after the first payment stream, the interest rate for each subsequent payment stream will be effective as of the last payment date of the just-ending payment stream. NOTICE: Under no circumstances will the interest rate on this loan be more than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (A) increase Borrower's payments to ensure Borrower's loan will pay off by its original final maturity date, (B) increase Borrower's payments to cover accruing interest, (C) increase the number of Borrower's payments, and (D) continue Borrower's payments at the same amount and increase Borrower's final payment.

INTEREST CALCULATION METHOD. Interest on this loan is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this loan is computed using this method.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

MK AUTOMOTIVE, INC.

By: ______________________________
MICHAEL R MURPHY, President of MK AUTOMOTIVE, INC.

By: ______________________________
TRACY MAURSTAD, Secretary/Treasurer of MK AUTOMOTIVE, INC.

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$200,000.00	05-07-2008	05-07-2017	72646	408	0000011902-01	CAB	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "****" has been omitted due to text length limitations.

Borrower: MK AUTOMOTIVE, INC.
5833 TOPICANA AVENUE
LAS VEGAS, NV 89103

Lender: FIRST CHOICE BANK
1900 WEST STATE STREET
GENEVA, IL 60134

Principal Amount: $200,000.00 **Date of Agreement: May 7, 2008**

DESCRIPTION OF EXISTING INDEBTEDNESS. PROMISSORY NOTE DATED MAY 7, 2007 IN THE ORIGINAL AMOUNT OF $200,000.00 BY AND BETWEEN BORROWER AND LENDER.

DESCRIPTION OF COLLATERAL. ALL COMMERCIAL SECURITY AGREEMENTS BY AND BETWEEN BORROWER AND LENDER, ALL ASSIGNMENTS OF DEPOSIT ACCOUNT AGREEMENTS BY AND BETWEEN BORROWER AND LENDER, A DEED OF TRUST AND ASSIGNMENT OF RENTS ON THE PROPERTY COMMONLY KNOWN AS 5833 W. TROPICANA, LAS VEGAS, NEVADA.

DESCRIPTION OF CHANGE IN TERMS. CURRENT PRINCIPAL AND INTEREST PAYMENTS WILL CHANGE TO INTEREST ONLY UNTIL DECEMBER 7, 2008, AS DESCRIBED IN THE FOLLOWING PAYMENT PARAGRACH:.

PAYMENT. **Borrower will pay this loan in accordance with the following payment schedule: 7 monthly consecutive interest payments, beginning June 7, 2008, with interest calculated on the unpaid principal balances at an interest rate of 7.500% per annum; 52 monthly consecutive principal and interest payments in the initial amount of $2,787.49 each, beginning January 7, 2009, with interest calculated on the unpaid principal balances at an interest rate of 7.500% per annum; 48 monthly consecutive principal and interest payments in the initial amount of $2,432.42 each, beginning May 7, 2013, with interest calculated on the unpaid principal balances at an interest rate based on the Five Year United States Treasury Note rate as posted on the Federal Reserve Statistical Release H.15 (currently 2.580%), plus a margin of 2.750 percentage points, resulting in an initial interest rate of 5.330%; and one principal and interest payment of $2,432.52 on May 7, 2017, with interest calculated on the unpaid principal balances at an interest rate based on the Five Year United States Treasury Note rate as posted on the Federal Reserve Statistical Release H.15 (currently 2.580%), plus a margin of 2.750 percentage points, resulting in an initial interest rate of 5.330%. This estimated final payment is based on the assumption that all payments will be made exactly as scheduled and that the Index does not change; the actual final payment will be for all principal and accrued interest not yet paid, together with any other unpaid amounts on this loan.**

VARIABLE INTEREST RATE. The interest rate on this loan is subject to change from time to time based on changes in an independent index which is the Five Year United States Treasury Note rate as posted on the Federal Reserve Statistical Release H.15 (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each 5 years on the anniversary date of the loan. Borrower understands that Lender may make loans based on other rates as well. **The Index currently is 2.580% per annum.** The interest rate or rates to be applied to the unpaid principal balance during this loan will be the rate or rates set forth herein in the "Payment" section. Notwithstanding any other provision of this Agreement, after the first payment stream, the interest rate for each subsequent payment stream will be effective as of the last payment date of the just-ending payment stream. NOTICE: Under no circumstances will the interest rate on this loan be more than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (A) increase Borrower's payments to ensure Borrower's loan will pay off by its original final maturity date, (B) increase Borrower's payments to cover accruing interest, (C) increase the number of Borrower's payments, and (D) continue Borrower's payments at the same amount and increase Borrower's final payment.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

MK AUTOMOTIVE, INC.

By: ______________________________
MICHAEL R MURPHY, President of MK AUTOMOTIVE, INC.

By: ______________________________
TRACY MAURSTAD, Secretary/Treasurer of MK AUTOMOTIVE, INC.

PROMISSORY NOTE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$200,000.00	05-07-2007	05-07-2017	72646	408	0000011902-01	CAB	

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "****" has been omitted due to text length limitations.

Borrower: MK AUTOMOTIVE, INC.
9811 W CHARLESTON - STE 2-449
LAS VEGAS, NV 89103

Lender: FIRST CHOICE BANK
1900 WEST STATE STREET
GENEVA, IL 60134

Principal Amount: $200,000.00 **Date of Note: May 7, 2007**

PROMISE TO PAY. MK AUTOMOTIVE, INC. ("Borrower") promises to pay to FIRST CHOICE BANK ("Lender"), or order, in lawful money of the United States of America, the principal amount of Two Hundred Thousand & 00/100 Dollars ($200,000.00), together with interest on the unpaid principal balance from May 7, 2007, until paid in full.

PAYMENT. Subject to any payment changes resulting from changes in the Index, Borrower will pay this loan in accordance with the following payment schedule: 12 monthly consecutive interest payments, beginning June 7, 2007, with interest calculated on the unpaid principal balances at an interest rate of 7.500% per annum; 48 monthly consecutive principal and interest payments in the initial amount of $2,543.90 each, beginning June 7, 2008, with interest calculated on the unpaid principal balances at an interest rate based on the Five Year United States Treasury Note rate as posted on the Federal Reserve Statistical Release H.15 (currently 4.560%), plus a margin of 2.750 percentage points, resulting in an initial interest rate of 7.310%; 59 monthly consecutive principal and interest payments in the initial amount of $2,543.91 each, beginning June 7, 2012, with interest calculated on the unpaid principal balances at an interest rate based on the Five Year United States Treasury Note rate as posted on the Federal Reserve Statistical Release H.15 (currently 4.560%), plus a margin of 2.750 percentage points, resulting in an initial interest rate of 7.310%; and one principal and interest payment of $2,543.71 on May 7, 2017, with interest calculated on the unpaid principal balances at an interest rate based on the Five Year United States Treasury Note rate as posted on the Federal Reserve Statistical Release H.15 (currently 4.560%), plus a margin of 2.750 percentage points, resulting in an initial interest rate of 7.310%. This estimated final payment is based on the assumption that all payments will be made exactly as scheduled and that the Index does not change; the actual final payment will be for all principal and accrued interest not yet paid, together with any other unpaid amounts under this Note. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any unpaid collection costs; and then to any late charges. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the Five Year United States Treasury Note rate as posted on the Federal Reserve Statistical Release H.15 (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each 5 years on the anniversary date of the loan. Borrower understands that Lender may make loans based on other rates as well. **The Index currently is 4.560% per annum.** The interest rate or rates to be applied to the unpaid principal balance during this Note will be the rate or rates set forth herein in the "Payment" section. Notwithstanding any other provision of this Note, after the first payment stream, the interest rate for each subsequent payment stream will be effective as of the last payment date of the just-ending payment stream. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (A) increase Borrower's payments to ensure Borrower's loan will pay off by its original final maturity date, (B) increase Borrower's payments to cover accruing interest, (C) increase the number of Borrower's payments, and (D) continue Borrower's payments at the same amount and increase Borrower's final payment.

PREPAYMENT; MINIMUM INTEREST CHARGE. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to a **minimum interest charge of $50.00.** Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower's making fewer payments. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: FIRST CHOICE BANK, 1900 West State Street Geneva, IL 60134.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged **5.000% of the unpaid portion of the regularly scheduled payment.**

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the interest rate on this Note shall be increased by adding a 5.000 percentage point margin ("Default Rate Margin"). The Default Rate Margin shall also apply to each succeeding interest rate change that would have applied had there been no default. After maturity, or after this Note would have matured had there been no default, the Default Rate Margin will continue to apply to the final interest rate described in this Note. However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

Payment Default. Borrower fails to make any payment when due under this Note.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

Environmental Default. Failure of any party to comply with or perform when due any term, obligation, covenant or condition contained in

any environmental agreement executed in connection with any loan.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note. In the event of a death, Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

Insecurity. Lender in good faith believes itself insecure.

Cure Provisions. If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance under this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Illinois without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of Illinois.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of KANE County, State of Illinois.

CONFESSION OF JUDGMENT. Borrower hereby irrevocably authorizes and empowers any attorney-at-law to appear in any court of record and to confess judgment against Borrower for the unpaid amount of this Note as evidenced by an affidavit signed by an officer of Lender setting forth the amount then due, attorneys' fees plus costs of suit, and to release all errors, and waive all rights of appeal. If a copy of this Note, verified by an affidavit, shall have been filed in the proceeding, it will not be necessary to file the original as a warrant of attorney. Borrower waives the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect. No single exercise of the foregoing warrant and power to confess judgment will be deemed to exhaust the power, whether or not any such exercise shall be held by any court to be invalid, voidable, or void; but the power will continue undiminished and may be exercised from time to time as Lender may elect until all amounts owing on this Note have been paid in full. Borrower hereby waives and releases any and all claims or causes of action which Borrower might have against any attorney acting under the terms of authority which Borrower has granted herein arising out of or connected with the confession of judgment hereunder.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $20.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

COLLATERAL. Borrower acknowledges this Note is secured by ALL DEEDS OF TRUST AND ASSIGNMENTS OF RENTS ON THE PROPERTY COMMONLY KNOWN AS 5833 W. TROPICANA, LAS VEGAS, NEVADA; ALL COMMERCIAL SECURITY AGREEMENTS BY AND BETWEEN BORROWER AND LENDER; ALL ASSIGNMENT OF DEPOSIT ACCOUNTS BY AND BETWEEN GUARANTORS AND LENDER.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly st[illegible] writing, no party who signs this Note, whethe[illegible] maker, guarantor, accommodation maker or endorser, shall be released from liability. [illegible] such parties agree that Lender may renew or ex[illegible]d (repeatedly and for any length of time) this

loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

ILLINOIS INSURANCE NOTICE. Unless Borrower provides Lender with evidence of the insurance coverage required by Borrower's agreement with Lender, Lender may purchase insurance at Borrower's expense to protect Lender's interests in the collateral. This insurance may, but need not, protect Borrower's interests. The coverage that Lender purchases may not pay any claim that Borrower makes or any claim that is made against Borrower in connection with the collateral. Borrower may later cancel any insurance purchased by Lender, but only after providing Lender with evidence that Borrower has obtained insurance as required by their agreement. If Lender purchases insurance for the collateral, Borrower will be responsible for the costs of that insurance, including interest and any other charges Lender may impose in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to Borrower's total outstanding balance or obligation. The costs of the insurance may be more than the cost of insurance Borrower may be able to obtain on Borrower's own.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

MK AUTOMOTIVE, INC.

By: ______________________________
MICHAEL R MURPHY, President of MK AUTOMOTIVE, INC.

By: ______________________________
TRACY MAURSTAD, Secretary/Treasurer of MK AUTOMOTIVE, INC.